Exhibit 99.1

VBI Press Release

VBI Vaccines to Present at the Noble Financial Capital Markets Equity Conference

CAMBRIDGE, MA (January 6th, 2015) – VBI Vaccines (Nasdaq: VBIV) ("VBI") will present at the Noble Financial Capital Markets Eleventh Annual Equity Conference on Tuesday, January 20th at 2:30 PM ET. The event is being held at Club Med in Sandpiper Bay, Florida.

At the time of the presentation, a live audio and high-definition video webcast featuring Jeff Baxter, VBI’s President and CEO, will be available at: http://bit.ly/vbi-at-noble.

VBI recommends registering for the webcast at least ten minutes prior to the start of the presentation to ensure timely access. The webcast and presentation will also be archived for 90 days following the event.

The Noble Financial Capital Markets Equity Conference showcases 150 emerging growth companies selected out of nearly 1,500 issuers analyzed by Noble Financial. For more information, visit: http://www.nobleresearch.com/D2/2015.htm.

Event: Noble Financial Capital Markets Equity Conference

Date: Tuesday, January 20th, 2015

Time: 2:30 PM ET

Location: Club Med in Sandpiper Bay, FL

Webcast: http://bit.ly/vbi-at-noble

About Noble Financial

Noble Financial Capital Markets was established in 1984. Noble Financial is an equity research driven, full-service, investment banking boutique focused on life sciences, technology, energy and media, emerging growth, companies. The company has offices in New York, Boston, Los Angeles, and Boca Raton, FL. In addition to non-deal road shows and sector-specific conferences throughout the year, Noble Financial hosts its large format annual equity conference in January in South Florida featuring 120 - 150 presenting companies from across North America and total attendance of close to 600. For more information, visit: http://www.noblefcm.com.

About VBI Vaccines Inc.

VBI Vaccines Inc. (“VBI”) is a biopharmaceutical company developing novel technologies that seek to expand vaccine protection in large underserved markets. VBI’s eVLP vaccine platform allows for the design of enveloped (“e”) virus-like particle (“VLP”) vaccines that closely mimic the target virus. VBI’s lead eVLP asset is a prophylactic Cytomegalovirus (“CMV”) vaccine; VBI has initiated work for GMP manufacturing of its CMV candidate for use in formal preclinical and Phase I trials. VBI’s second platform is a thermostable technology that enables the development of vaccines and biologics that can withstand storage or shipment at constantly fluctuating temperatures. VBI has completed proof of concept thermostability studies on a number of vaccine and biologic targets. VBI is headquartered in Cambridge, MA with research facilities in Ottawa, Canada.

Website Home:

News and Insights: http://www.vbivaccines.com/wire

Investors: http://ir.vbivaccines.com

VBI Vaccines Inc. | 222 Third Street, Suite 2241 | Cambridge, MA 02142 | 617-830-3031 | info@vbivaccines.com	1

VBI Press Release

Company Contact

Jeff Baxter, President and CEO

Phone: (617) 830-3031 x125

Email: ir@vbivaccines.com

Investor Contacts

Robert B. Prag, President

The Del Mar Consulting Group, Inc.

Phone: (858) 361-1786

Email: bprag@delmarconsulting.com

Scott Wilfong, President

Alex Partners, LLC

Phone: (425) 242-0891

Email: scott@alexpartnersllc.com

Forward-Looking Statement Disclosure

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the efficacy of potential products, the timelines for bringing such products to market, and the availability of funding sources for continued development of such products. Forward-looking statements are based on management’s estimates, assumptions, and projections, and are subject to uncertainties, many of which are beyond the control of VBI. Actual results may differ materially from those anticipated in any forward-looking statement. Factors that may cause such differences include the risks that potential products that appear promising to VBI cannot be shown to be efficacious or safe in subsequent preclinical or clinical trials, VBI will not obtain appropriate or necessary governmental approvals to market these or other potential products, VBI may not be able to obtain anticipated funding for its development projects or other needed funding, and VBI may not be able to secure or enforce adequate legal protection, including patent protection, for its products. All forward-looking statements included in this press release are made only as of the date of this press release, and VBI does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which we hereafter become aware.

More detailed information about VBI and risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this press release, is set forth in VBI’s filings with the Securities and Exchange Commission (the “Commission”). VBI urges investors and security holders to read those documents free of charge at the Commission’s Web site at http://www.sec.gov. Interested parties may also obtain those documents free of charge from VBI. Forward-looking statements speak only as to the date they are made, and except for any obligation under the U.S. federal securities laws, VBI undertakes no obligation to publicly update any forward-looking statement as a result of new information, future events or otherwise.

VBI Vaccines Inc. | 222 Third Street, Suite 2241 | Cambridge, MA 02142 | 617-830-3031 | info@vbivaccines.com	2